UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 22, 2003

                         Commission file number 33-31067


                             ITec Environmental Group, Inc.
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        (Exact name of small business issuer as specified in its charter)

                    Delaware                             31-1705310
        ------------------------------              -------------------
       (State or other jurisdiction of                 (IRS Employer
        incorporation or organization)              Identification No.)

                       693 Hi Tech Parkway Suite 3, Oakdale, CA
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                    (Address of principal executive offices)

                                 (209) 848-3900
                            -------------------------
                           (Issuer's telephone number)

                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        As of 22 December, 2003 Henry Schiffer, C.P.A., An Accountancy Corporation ("Schiffer") was dismissed as the independent auditor for the Company.

        On 22 December, 2003 upon a recommendation by the Audit Committee and approval of Itec's Board of Directors, the Company engaged Pohl, McNabola, Berg & Co., C.P.A.'s, ("PMB") to audit the financial statements of the Company for the year ended December 31, 2003. At no time prior thereto had the Company consulted PMB regarding any accounting matters.

        Schiffer reports on the financial statements of the Company for the past two years did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principals. The decision to dismiss Schiffer was recommended and approved by the Audit Committee. The decision by the Board of Directors of the Company was solely based on Schiffer's having failed to register with the Public Company Accounting Oversight Board ("PCAOB") as required.

        During the Company's two most recent fiscal years and through the date of termination there were no disagreements with Schiffer on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schiffer would have caused Schiffer to make reference to the subject matter of such disagreements in connection with its reports.

        During the Company's two most recent fiscal years and subsequent thereto the Company was not advised by Schiffer of any matters required to be disclosed under this item.

         The Company has provided Schiffer with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of Schiffer's letter is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

       Exhibit No.                   Description
       ----------                    -----------
       16.1              Letter from Henry Schiffer, CPA, an Accountancy
                         Corporation

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 2004            ITEC ENVIRONMENTAL GROUP, INC.
                                     (Registrant)


                                 BY  /s/ Gary M. De Laurentiis
                                     -------------------------
                                     Gary M. De Laurentiis
                                     Chief Executive Officer